UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: June 10, 2003
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATION AND FINANCIAL CONDITION

     On June 10, 2003, Countrywide Financial Corporation issued a press release announcing information regarding its operational statistics for the month ended May 31, 2003.

      A copy of the press release is attached as an Exhibit. (Exhibit 99.5)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: June 9, 2003	COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland Executive Managing Director and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.5	Press Release issued by Countrywide Financial Corporation pertaining to its results of operational statistics for the month ended May 31, 2003.

Exhibit 99.5

NEWS	COUNTRYWIDE FINANCIAL

For Immediate Release	CONTACT:	Jennifer Sandefur Lisa Riordan (818) 225-3550

COUNTRYWIDE REPORTS ROBUST MAY OPERATIONAL PERFORMANCE
-- LOAN FUNDINGS TOTAL $40 BILLION --
-- SERVICING PORTFOLIO CONTINUES ITS UNINTERRUPTED CLIMB,
SETTING A NEW BENCHMARK AT $537 BILLION --
-- MORTGAGE LOAN PIPELINE REACHES A RECORD $74 BILLION --

CALABASAS, CA (June 10, 2003) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended May 31, 2003. Operational highlights for May included the following: o The mortgage loan pipeline closed at a record $74 billion, a $15 billion increase over the record set in March, indicating significant near-term production opportunities;

  Loan fundings approached $40 billion in the shortened, 21 working day month, marking the second best funding month in the Company’s history. Year-to-date fundings have surpassed $184 billion, fast approaching the $252 billion originated for the full year of 2002;
  Average daily applications reached an all-time record $3.2 billion, up a remarkable 40 percent over just last month and 263 percent over last year;
  Monthly purchase fundings surpassed the $10 billion mark for the first time in the Company’s history, reaching $44 billion year-to-date. The Company’s success in expanding purchase mortgage originations is expected to supplement production volume when mortgage rates ultimately rise and refinance origination volume slows;
  The servicing portfolio continued to benefit from the Company’s record production efforts – increasing the portfolio by over $17 billion from the prior month and $85 billion year-to-date – hitting a new record of $537 billion. Countrywide’s consistent portfolio growth has been fueled by a flexible production infrastructure designed to attract new business as well as recapture loans from its own portfolio. The Company funded $18 billion more in loans than those which prepaid in May. While production operations benefit from the low mortgage rate environment, the growing servicing portfolio is expected to generate significant earnings as rates rise and impairment costs associated with refinances diminish;

(more)

  Securities trading volume at Countrywide Securities Corporation, a securities broker-dealer, surpassed $278 billion, marking a new record and driving year-to-date trading volume to $1.2 trillion. Trading volumes reflect the positive impact of the low interest rate environment on mortgage trading activities;
  Total assets at Countrywide Bank, a division of Treasury Bank, NA, rose 17 percent over last month to $12 billion;
  Net premiums earned in the Company’s insurance businesses -- Balboa Life & Casualty and Balboa Reinsurance -- totaled $61 million, up 39 percent over last year;
  Sub-servicing volume at Global Home Loans now stands at $94 billion, up 74 percent from $54 billion in the comparable prior year period in May 2002.

“May reflects another month of outstanding operational performance for Countrywide, as low interest rates spurred growth in mortgage banking operations and synergistic businesses continued to mature and thrive,” noted Stanford L. Kurland, Chief Operating Officer. “The persistent low interest rate environment is driving unprecedented refinance volumes, suggesting record industry loan origination volume of approximately $3.5 to $4.0 trillion for 2003. Countrywide is strategically positioned to capitalize on the opportunities presented by the current interest rate environment and we remain focused on strategic initiatives which favorably position the Company to thrive in all environments.”

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 500 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; Countrywide Insurance Services, Inc., a national insurance agency offering home-related insurance products; and Global Home Loans, a European mortgage banking joint venture in which Countrywide holds a majority interest. For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(tables follow)

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                             May               May
                                                             2003             2002          Year-to-Date
                                                         -------------    --------------    -------------
MORTGAGE BANKING
----------------
      Production
         Average Daily Loan Applications                       $3,190              $878           $2,475
         Total Mortgage Loan Pipeline (loans in process)      $74,086           $21,111

         Consumer Markets Divisions' Fundings                  $9,486            $3,830          $43,265
         Wholesale Lending Division Fundings                    8,481             4,213           41,447
         Correspondent Lending Division Fundings               18,484             5,235           87,950
         Capital Markets Funding                                1,897               382            7,328
         Treasury Bank Fundings (2)                             1,174                 1            4,185
                                                         ------------- -- --------------    -------------
               Total Loan Fundings                            $39,522           $13,661         $184,175

      Purchase Fundings (3)                                   $10,183            $7,030          $43,667
      Non-purchase Fundings (3)                               $29,339            $6,631         $140,508

      Home Equity Fundings                                     $1,375              $950           $6,302
      Subprime Fundings                                        $1,608              $614           $6,139

      Loan Closing Services (units)
         Credit Reports                                       696,983           334,482        2,872,701
         Flood Determinations                                 330,951           147,422        1,397,001
         Appraisals                                            60,867            33,396          285,802
         Automated Property Valuation Services                412,313           134,418        1,410,453
         Other                                                 12,275             8,704           62,023
                                                         ------------- -- --------------    -------------
                  Total Units                               1,513,389           658,422        6,027,980

      Servicing (4)
         Volume                                              $537,198          $367,505
         Units                                              4,467,789         3,439,928
         Prepayments in Full                                  $21,249            $6,826          $94,990
         Bulk Servicing Acquisitions                             $348              $491           $2,312
         Portfolio Delinquency (%) - CHL (5)                    3.82%             4.21%
         Foreclosures Pending (%) - CHL (5)                     0.49%             0.56%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                      May                 May
                                                     2003                 2002           Year-to-Date
                                               ------------------    ---------------    ----------------

INSURANCE
---------
Net Premiums Earned
    Carrier                                             $50                $36                $233
    Reinsurance                                         $11                 $8                 $39

Policies-in-Force (units)
    Agency                                          653,197            634,060

CAPITAL MARKETS
---------------
    Securities Trading Volume (6)                  $278,016           $134,149          $1,156,759

BANKING
-------
    Assets held by Treasury Bank (billions)           $11.8               $3.1

Working Days                                             21                 22                 104
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                            May-02      Jun-02       Jul-02      Aug-02        Sep-02        Oct-02       Nov-02        Dec-02         Jan-03        Feb-03        Mar-03         Apr-03        May-03             Total
                                            ------      ------       ------      ------        ------        ------       ------        ------         ------        ------        ------         ------        ------             -----
MORTGAGE BANKING
----------------
Loan Production
Working Days                                      22           20          22           22            20            23           20             21             21           19             21            22             21               104
Average Daily Applications                      $878       $1,070      $1,366       $1,695        $2,062        $1,962       $2,196         $1,870         $2,001       $2,192         $2,687        $2,286         $3,190            $2,475
Mortgage Loan Pipeline                       $21,111      $23,390     $31,089      $42,122       $51,259       $51,816      $54,776        $49,121        $48,218      $49,347        $59,005       $56,516        $74,086
(loans-in-process)

Consumer Markets Divisions' Fundings          $3,830       $4,051      $4,808       $5,981        $6,810        $8,294       $7,714         $8,190         $7,284       $7,273         $8,971       $10,251         $9,486           $43,265
Wholesale Lending Division Fundings           $4,213       $4,039      $4,841       $6,119        $6,788        $8,175       $7,546         $8,351         $7,508       $6,841         $8,896        $9,721         $8,481           $41,447
Correspondent Lending Division Fundings       $5,235       $5,599      $6,802       $8,491       $10,981       $16,781      $15,327        $17,613        $17,489      $15,203        $17,130       $19,644        $18,484           $87,950
Capital Markets Fundings                        $382         $664        $655         $541          $665        $1,264       $1,449           $903         $1,120       $1,040         $1,914        $1,357         $1,897            $7,328
Treasury Bank Fundings (1)                        $1           $5         $18          $58           $77          $146         $174           $176           $274         $516           $944        $1,277         $1,174            $4,185
                                          ----------- ------------ ----------- ------------ ------------- ------------- ------------ -------------- -------------- ------------ -------------- ------------- --------------    --------------
Total Loan Fundings                          $13,661      $14,358     $17,124      $21,190       $25,321       $34,660      $32,210        $35,233        $33,675      $30,873        $37,855       $42,250        $39,522          $184,175

Purchase Fundings (2)                         $7,030       $7,409      $8,194       $8,305        $7,760        $9,388       $7,749         $8,757         $7,766       $6,629         $9,513        $9,576        $10,183           $43,667
Non-purchase Fundings (2)                     $6,631       $6,949      $8,930      $12,885       $17,561       $25,272      $24,461        $26,476        $25,909      $24,244        $28,342       $32,674        $29,339          $140,508

Government Fundings                           $1,520       $1,336      $1,302       $1,553        $1,682        $2,139       $1,865         $1,977         $1,683       $1,614         $1,984        $2,296         $2,251            $9,828
ARM Fundings                                  $2,351       $2,359      $2,763       $3,494        $3,436        $3,777       $3,771         $4,223         $3,976       $4,018         $5,839        $6,739         $6,369           $26,941
Home Equity Fundings                            $950       $1,026      $1,008       $1,028        $1,012        $1,121       $1,065         $1,167         $1,106       $1,096         $1,280        $1,445         $1,375            $6,302
Subprime Fundings                               $614         $622        $729         $709          $962        $1,002       $1,032         $1,169         $1,114         $901         $1,308        $1,208         $1,608            $6,139

Loan Closing Services (units):
Credit Reports                               334,482      332,686     414,583      475,013       469,839       514,394      437,052        385,059        507,283      473,292        611,346       583,797        696,983         2,872,701
Flood Determinations                         147,422      143,003     188,910      224,272       239,160       265,712      237,244        221,390        258,705      249,014        286,471       271,860        330,951         1,397,001
Appraisals                                    33,396       33,002      39,734       46,962        48,213        60,342       52,369         51,813         52,008       48,472         63,395        61,060         60,867           285,802
Automated Property Valuation Services        134,418      122,894     166,611      240,919       238,522       308,463      260,655        202,529        164,795      177,317        324,231       331,797        412,313         1,410,453
Other                                          8,704        7,632       9,022       10,331        10,237        13,326       11,860         14,094         12,302       11,856         13,096        12,494         12,275            62,023
                                          ----------- ------------ ----------- ------------ ------------- ------------- ------------ -------------- -------------- ------------ -------------- ------------- --------------    --------------
                                             658,422      639,217     818,860      997,497     1,005,971     1,162,237      999,180        874,885        995,093      959,951      1,298,539     1,261,008      1,513,389         6,027,980
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

Countrywide Financial Corporation and Subsidiaries
Rolling Thirteen Months Statistical Data
($ in millions)

                                        May-02     Jun-02      Jul-02      Aug-02      Sep-02      Oct-02      Nov-02       Dec-02       Jan-03     Feb-03      Mar-03      Apr-03      May-03       Total
                                        ------     ------      ------      ------      ------      ------      ------       ------       ------     ------      ------      ------      ------       -----
MORTGAGE BANKING (continued)
----------------------------
Servicing (3)
Volume                                  $367,505   $374,832    $382,973    $393,377    $406,011    $421,720    $435,331      $452,405    $469,152   $484,193    $502,079    $519,872    $537,198
Units                                  3,439,928  3,495,727   3,552,931   3,626,498   3,706,320   3,795,952   3,870,047     3,970,896   4,071,413  4,164,020   4,265,322   4,369,450   4,467,789

Subservicing Volume (4)                   $9,040     $9,076      $9,095     $10,897     $11,031     $11,101     $11,284       $11,138     $10,998    $11,040     $10,957     $11,464     $11,739

Prepayments in Full                       $6,826     $6,238      $8,523     $11,357     $12,819     $18,281     $16,913       $16,788     $15,568    $15,896     $18,588     $23,689     $21,249      $94,990

Bulk Servicing Acquisitions                 $491        $86        $543         $57        $722        $293        $747          $102        $685       $713        $180        $386        $348       $2,312

Portfolio Delinquency - CHL (5)            4.21%      4.63%       4.48%       4.47%       4.64%       4.42%       4.57%         4.62%       4.24%      4.11%       3.77%       3.82%       3.82%
Foreclosures Pending - CHL (5)             0.56%      0.54%       0.54%       0.55%       0.54%       0.56%       0.57%         0.55%       0.55%      0.57%       0.53%       0.50%       0.49%

INSURANCE
---------
Net Premiums Earned
Carrier                                      $36        $42         $40         $44         $42         $47         $43           $49         $51        $44         $48         $40         $50         $233
Reinsurance                                   $8         $7          $7          $7          $8          $8          $9            $8          $8         $7          $3         $10         $11          $39

Policies-in-Force (units)
Agency                                   634,060    645,005     653,408     661,752     661,808     663,485     664,183       660,577     652,620    644,537     672,285     666,708     653,197

CAPITAL MARKETS
---------------
Securities Trading Volume (6)           $134,149   $144,086    $162,382    $176,573    $206,263    $233,930    $196,180      $178,588    $212,338   $186,263    $241,436    $238,706    $278,016   $1,156,759

BANKING
-------
Assets held by Treasury Bank                $3.1       $3.2        $3.7        $3.8        $4.5        $5.0        $5.3          $5.1        $6.5       $7.3        $8.9       $10.1       $11.8
(billions)

Workforce Head Count: (7)
Loan Originations                         10,643     10,953      11,552      12,246      13,267      14,321      15,027        15,507      15,887     16,351      17,074      17,941      18,575
Loan Servicing                             4,748      4,791       4,839       4,858       4,834       4,931       5,036         5,154       5,217      5,350       5,555       5,774       5,821
Loan Closing Services                        769        762         786         870         932       1,018       1,038         1,042       1,042      1,023       1,032       1,052       1,072
Insurance                                  1,601      1,671       1,722       1,741       1,728       1,684       1,672         1,625       1,699      1,682       1,694       1,713       1,740
Capital Markets                              337        344         355         351         356         356         364           369         376        381         388         391         402
Global Operations                          1,535      1,524       1,470       1,382       1,326       1,367       1,356         2,171       2,177      2,169       2,120       2,069       1,999
Banking                                      267        275         277         352         474         531         546           554         663        680         749         779         775
Corporate Overhead & Other                 2,429      2,504       2,588       2,649       2,710       2,765       2,837         2,850       2,812      2,844       2,927       2,990       3,038
                                       ---------- ---------- ----------- ----------- ----------- ----------- ----------- ------------- ----------- ---------- ----------- ----------- -----------
                                          22,329     22,824      23,589      24,449      25,627      26,973      27,876        29,272      29,873     30,480      31,539      32,709      33,422
                                       ========== ========== =========== =========== =========== =========== =========== ============= =========== ========== =========== =========== ===========
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.